UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2023, the independent members of the Board of Directors of Starbucks Corporation (the “Company”) approved an amendment to the Starbucks Executive Severance and Change in Control Plan (the “Amended Severance and CIC Plan”) to add the participation of the Company’s chief executive officer (the “ceo”).

The terms of the Amended Severance and CIC Plan remains unchanged and is as previously described in our Current Report on Form 8-K filed on August 31, 2022, except for the addition of updated severance benefit multiples for the ceo. Under the Amended Severance and CIC Plan, if the ceo’s employment is terminated by the Company without cause, the ceo will receive an amount equal to two times the sum of the ceo’s annual base salary plus target annual cash bonus as in effect immediately prior to the ceo’s termination date. And if the ceo’s employment is terminated by the Company without cause or the ceo resigns for good reason, in each case, within 24 months following a change in control of the Company or 89 days prior to a change in control of the Company, the ceo will receive an amount equal to 2.99 times the sum of the ceo’s annual base salary plus target annual cash bonus as in effect immediately prior to the date of termination.

The foregoing description of the Amended Severance and CIC Plan is qualified in its entirety by the full text of the Amended Severance and CIC Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Starbucks Corporation Executive Severance and Change in Control Plan effective August 31, 2022 and as amended on March 22, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated:	March 28, 2023
		By:	/s/ Zabrina Jenkins
Zabrina Jenkins
acting executive vice president and general counsel